CREDIT FACILITY	12 Months Ended
Jan. 31, 2026
Debt Disclosure [Abstract]
CREDIT FACILITY	CREDIT FACILITY
We have two revolving credit facilities that are effective through January 31, 2028 which provide for up to $65 million in total borrowings. As of January 31, 2026 and 2025, we have not withdrawn any funds from the revolving credit facilities. Interest rates on both facilities are based on Term SOFR plus a margin of 3.26% - 3.31%. We did not incur interest expenses related to our revolving credit facilities for the years ended January 31, 2026, 2025 and 2024. In addition, we are required to pay a non‑utilization fee with respect to unused credit under the credit facilities. For the years ended January 31, 2026, 2025 and 2024, the non‑utilization fee rate was 0.75% per annum. Following the extension of the credit facilities signed in December 2025, the non‑utilization fee rates were reduced to 0.3% - 0.35% per annum effective from February 2026. The non‑utilization fee incurred with respect to unused credit under the credit facilities was $0.5 million, $0.5 million and $0.7 million for the years ended January 31, 2026, 2025 and 2024, respectively.

Our obligations under both credit facilities are guaranteed by certain customary affirmative and restrictive covenants for credit facilities of this type. The credit facilities also contain financial covenants which are measured at the end of each quarter. The financial covenants are:

1.The equity shall not decrease below $165 million or below 30% of Cognyte’s total consolidated assets.
2.Cognyte shall maintain, on consolidated basis, an amount of unrestricted cash and cash equivalents (including short term investments) of at least $25 million.
3.The current assets shall be higher than current liabilities.
4.The unrestricted net cash (total cash, cash equivalents and short term investments less total debt) shall be higher than $15 million.
The limitations imposed by the covenants are subject to certain exceptions.

The credit facility agreements provide for default events with corresponding grace periods that are customary for credit facilities of this nature. Upon a default event, all of our obligations owed under the credit facilities may be declared immediately due and payable, and the lenders’ commitments to provide loans under the credit facility agreements may be terminated.

As of January 31, 2026 and 2025 we met all the financial covenants.